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                                     Exhibit 10.2

                               EXECUTIVE INCENTIVE PLAN
                                   AMENDMENT NO. 5

         WHEREAS, Wallace Computer Services, Inc., a Delaware corporation (the "Company"), has heretofore adopted and maintains a bonus plan for the benefit of certain of its employees designated the "Wallace Computer Services, Inc. Executive Incentive Plan" (the "Plan");

         WHEREAS, the Company desires to amend the Plan in certain respects;

         NOW, THEREFORE, pursuant to the power of amendment contained in
Section 7(a) of the Plan, Section 2(a) of the Plan is amended in its entirety to read as follows:

         (a) The term "Committee" shall mean the Compensation Committee of the Company's Board of Directors, which shall consist of not fewer than two members of the Company's Board of Directors, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers this 6th day of November, 1996.

                                  WALLACE COMPUTER SERVICES, INC.



                                  BY:  /s/  Robert J. Cronin
                                     -------------------------
                                        By:  Robert J. Cronin
                                             President


ATTEST:


BY:  /s/ Michael T. Laudizio
   ---------------------------
      By:  Michael T. Laudizio
           Secretary